UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 22, 2006

United Heritage Bankshares of Florida, Inc.

(Exact name of registrant as specified in its charter)

Florida	N/A	04-3691059

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1411 Edgewater Drive, Suite 100 Orlando, FL	32804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(407) 712-6151

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.

United Heritage Bankshares of Florida, Inc.

(Registrant)

Date	February 22, 2006	/s/ David G. Powers

(Signature)*
*Print name and title of the signing officer under his signature.

Item 2.02	Results of Operations and Financial Condition
On February 22, 2006, United Heritage Bankshares of Florida, Inc issued a press release announcing certain financial results and additional information. A copy of the press release is furnished with this form 8-K

Exhibit No.	Exhibit

99.1	Press Release dated February 22, 2006